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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 08, 2003

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


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Item 5.   Other Events.

      McKenzie Bay International, Ltd. (the "Company") issued a press release, dated Monday, September 08, 2003 entitled: "Wind Generation and Energy
Storage Technologies Combine in WindStor(sm)."

A copy of the press release is attached to this Form 8-K as Exhibit 99.01.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits:

                  99.01-  Press release dated September 08, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date: September 08, 2003

By: /s/ Gregory N. Bakeman
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      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director